SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):

March 29, 2004

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Item 5. Other Events and Regulations FD Disclosure

On March 23, 2004, the Registrant issued a press release and held a conference call with analysts to report on the results of operations for the first quarter of fiscal year 2004, which ended on February 29, 2004.

On March 26, 2004, the Registrant furnished to the Securities and Exchange Commission a Form 8-K with a copy of (i) the press release labeled "McCormick Announces Record First Quarter Results," which includes an unaudited Consolidated Income Statement for the three months ended February 29, 2004, and an unaudited Consolidated Balance Sheet of the Registrant as of February 29, 2004, and (ii) the presentation delivered at the conference call labeled "McCormick & Company, Incorporated, Conference Call Announcing First Quarter 2004 Results, March 23, 2004," attached as exhibits.

The Registrant has now determined to file portions of the press release referenced above comprising historical financial information, which portions are attached hereto as Exhibit 99.1.  The presentation delivered at the conference call that was previously furnished to the Commission is not being filed.

Item 7. Financial Statements and Exhibits

Exhibit 99.1: Portions of Press Release labeled "McCormick Announces Record First Quarter Results," which includes an unaudited Consolidated Income Statement for the three months ended February 29, 2004 and an unaudited Consolidated Balance Sheet of the Registrant as of February 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: March 29, 2004	By:	/s/ Kenneth A. Kelly, Jr.
Kenneth A. Kelly, Jr.
Vice President & Controller